UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2024

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)
(561) 998-2232
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
    Title of each class                 Trading Symbol         Name of each exchange on which registered
Common stock, par value $0.0001 per share          CCRN            The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    Other Events.

As previously disclosed in our filings with the Securities and Exchange Commission, we have experienced an increase in our bad debt expense in 2023 primarily driven by a deterioration in our accounts receivable aging stemming from a single managed service program customer (the “customer”). On May 6, 2024, the customer filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “filing”). Prior to the filing, the customer had been making timely payments on their outstanding balance as part of a payment plan that also contemplated accelerated payment upon the occurrence of certain events, including access to additional capital. As of the date of the filing, the Company was owed an estimated $20 million, net of reserves and subcontractor receivables, and the Company expects to take an associated bad debt charge in the second quarter of 2024, the amount of which has yet to be determined.

FORWARD LOOKING STATEMENTS

In addition to historical information, this Form 8-K contains statements relating to expectations regarding our a potential bad debt charge which is a “forward-looking statement” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are subject to the “safe harbor” created by those sections. Forward-looking statements consist of statements that are predictive in nature and/or depend upon or refer to future events. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include, but are not limited to, the following: the bankruptcy process for our customer, the overall macroeconomic environment, demand for the healthcare services, the effect of existing or future government regulation and federal and state legislative and enforcement initiatives in our industry, our customers’ ability to pay us for our services, and other factors, including, without limitation, the risk factors set forth in Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this Form 8-K. Except as may be required by law, the Company undertakes no obligation to update or revise forward-looking statements. All references to “the Company”, “we”, “us”, “our”, or “Cross Country” in this Form 8-K mean Cross Country Healthcare, Inc. and its consolidated subsidiaries.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	May 9, 2024	By:	/s/ William J. Burns
Name: William J. Burns
Title: Executive Vice President & Chief Financial Officer